SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-KA

                                 CURRENT REPORT


               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934


                         Date of Report: April 14, 1998


                             ASA International Ltd.
       -----------------------------------------------------------
         (Exact name of Registrant as specified in its Charter)


        Delaware                  O-14741               02-0398205
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(State or Other Jurisdiction    (Commission          (I.R.S. Employer
 of Incorporation)              File Number)      Identification Number)


    10 Speen Street, Framingham, MA                      01701
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's Telephone Number, including Area Code:  508-626-2727
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                                TABLE OF CONTENTS

                                    FORM 8-KA

                                 April 14, 1998


Item                                                             Page
----                                                             ----

Item 5.     Other Events                                            1

Signatures                                                          2

Item 5.  Other Events

     On January 28, 1998, ASA International Ltd. (the "Company") filed a Form 8-K reporting that it had acquired substantially all of the assets of Cedes S.r.l. and SIPI-U S.r.l. ("Cedes"), subsidiaries of the Findest Group of Padova, Italy.

     The Company is in the process of completing the audit of Cedes' financial statements and, therefore, is unable to provide any financial information within the 60-day period following the filing of the Form 8-K, as required. Upon review of the audited financial statements, the Company intends to determine what, if any, additional information will be required to be supplied pursuant to Item 7 of Form 8-K. The Company has receive a "No Action" letter from the Securities and Exchange Commission stating that it will not take any enforcement action against the Company relating to the failure to file this financial information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ASA International Ltd.


                                      By:  /s/ Terrence C. McCarthy
                                         -------------------------------
                                           Terrence C. McCarthy
                                           Vice President and Treasurer


Date:  April 14, 1998